Exhibit 21

REALOGY CORPORATION

Subsidiary	Jurisdiction of Incorporation

A Market Place, Inc.	CA
Advantage Title & Insurance, LLC	DE
AFS Mortgage	DE
Allmon, Tiernan & Ely, Inc.	FL
Alpha Referral Network, Inc.	TX
American Title Company of Houston	TX
APEX Real Estate Information Services Alabama, L.L.C.	AL
APEX Real Estate Information Services, LLC	PA
APEX Real Estate Information Services, LLP	PA
Apple Ridge Funding LLC	DE
Apple Ridge Services Corporation	DE
Associated Client Referral Corp.	PA
Associates Investments	CA
Associates Realty Network	CA
Associates Realty, Inc.	CA
Associates Title, LLC	DE
ATCOH Holding Company	TX
Atlantic Title & Trust, LLC (joint venture)	DE
Baldwin County Settlement Services, LLC (joint venture)	AL
Bob Tendler Real Estate, Inc.	CT
Burgdorff Referral Associates, Inc.	NJ
Burnet Realty Inc. (MN)	MN
Burnet Realty, Inc. (WI)	WI
Burnet Title L.L.C.	MN
Burnet Title of Indiana, LLC (joint venture)	IN
Burnet Title of Ohio, LLC	OH
Burnet Title, Inc.	MN
Burrow Escrow Services, Inc.	CA
C21 TM Corp.	CA
Cambridge Settlement Services.Com, LLC (joint venture)	AL
Career Development Center, LLC	DE
Cartus Business Answers No. 2 Plc	UK
Cartus Corporation	DE
Cartus Corporation (Canada)	New Brunswick
Cartus Corporation Limited (HK)	Hong Kong
Cartus Corporation Pte. Ltd.	Singapore
Cartus Financial Corporation	DE
Cartus Funding Limited	UK
Cartus Global Holdings Limited	Hong Kong
Cartus Holdings Limited	UK
Cartus II Limited	UK
Cartus Limited	UK
Cartus Management Consulting (Shanghai) Co., LTD	China

Cartus Partner Corporation	DE
Cartus Property Services Limited	UK
Cartus Pty Ltd.	Australia
Cartus Puerto Rico Corporation	Puerto Rico
Cartus Relocation Corporation	DE
Cartus Services II Limited	UK
Cartus Services Limited	UK
Cartus UK Plc	UK
CB TM Corp.	CA
CDRE TM Corp.	DE
Cendant Global Services, BV*	Netherlands
Cendant Global Services East, BV*	Netherlands
Central Florida Title Company	FL
Century 21 Real Estate LLC	DE
CGRN, Inc.	DE
Charter Title, LLC	DE
Coldwell Banker Commercial Pacific Properties, Ltd.	HI
Coldwell Banker Corporation	DE
Coldwell Banker King Thompson Auction Services, Inc.	DE
Coldwell Banker Pacific Properties, Ltd.	HI
Coldwell Banker Real Estate Corporation	CA
Coldwell Banker Real Estate Services, Inc.	NJ
Coldwell Banker Real Estate, Inc.	PA
Coldwell Banker Residential Brokerage Company	CA
Coldwell Banker Residential Brokerage Corporation	DE
Coldwell Banker Residential Brokerage Insurance Agency of Maine, Inc.	ME
Coldwell Banker Residential Brokerage Pardoe, Inc.	DE
Coldwell Banker Residential Brokerage, Inc.	DE
Coldwell Banker Residential Real Estate Services of Wisconsin, Inc.	WI
Coldwell Banker Residential Real Estate, Inc.	CA
Coldwell Banker Residential Referral Network, Inc. (CA)	CA
Coldwell Banker Residential Referral Network, Inc. (PA)	PA
Colorado Commercial, LLC	CO
Cook-Pony Farm Real Estate, Inc.	NY
Corcoran Group - Brooklyn Landmark, LLC	NY
Corcoran MLS Holdings LLC	DE
Cosby-Tipton Real Estate, Inc.	CA
Cotton Real Estate, Inc.	MA
DeWolfe Realty Affiliates, Inc.	ME
DeWolfe Relocation Services, Inc.	MA
Douglas and Jean Burgdorff, Inc.	NJ
Equity Title Company	CA
Equity Title Messenger Service Holding Company	DE
ERA Franchise Systems, Inc.	DE
ERA General Agency Corporation	MO
ERA General Agency of New Jersey, Inc.	NJ
ERA TM Corp.	CA

Fairtide Insurance Ltd.	Bermuda
FedState Strategic Consulting, Incorporated	DE
First Advantage Title, LLC (joint venture)	DE
First California Escrow Corporation	DE
First Place Title, LLC	DE
Florida’s Preferred School of Real Estate, Inc.	FL
Franchise Settlement Services, Inc.	DE
Fred Sands School of Real Estate, Inc.	CA
FSA Membership Services, LLC	DE
Grand Title, LLC	DE
Guardian Holding Company	DE
Guardian Title Agency, LLC	CO
Guardian Title Company	CA
Gulf South Settlement Services, LLC	DE
Henry S. Miller Real Estate Institute, Inc.	TX
HFS Mobility Services Inc.	Ontario
Hickory Title, LLC	DE
Hillshire House, Incorporated	CT
Home Referral Network, Inc.	MN
Island Settlement Services, LLC (joint venture)	DE
J.W. Riker - Northern R.I., Inc.	RI
Jack Gaughen, Inc.	PA
Kendall, Potter & Mann Realtors, Inc.	CA
Kenosia Funding, LLC	DE
Keystone Closing Services, LLC	DE
Keystone Title, LLC	DE
King Title Services, LLC	AL
Landmark Shelfco Limited	UK
Lehigh Title, LLC (joint venture)	DE
Lincoln Settlement Services, LLC	DE
Lincoln Title, LLC (joint venture)	DE
LMS (Delaware) Corp.	DE
Market Street Settlement Group, Inc.	NH
Mercury Settlement Services, LLC (joint venture)	DE
Metro Title, LLC (joint venture)	DE
Mid-Exchange, Inc.	CA
Mid-State Escrow Corporation	DE
National Coordination Alliance, Inc.	CA
NEWMLS LLC (Joint Venture)	NJ
NRT Arizona Commercial, Inc.	DE
NRT Arizona Exito, Inc.	DE
NRT Arizona Referral, Inc.	DE
NRT Arizona, Inc.	DE
NRT Chicago LLC	DE
NRT Colorado, Inc.	CO
NRT Columbus, Inc.	DE
NRT Commercial Ohio Incorporated	OH

NRT Commercial Utah, Inc.	DE
NRT Commercial, Inc.	DE
NRT Hawaii Referral, LLC	DE
NRT Incorporated	DE
NRT Insurance Agency, Inc.	MA
NRT Mid-Atlantic Title Services, LLC	MD
NRT Mid-Atlantic, Inc.	MD
NRT Missouri Referral Network, Inc.	MO
NRT Missouri, Inc.	MO
NRT New England Incorporated	DE
NRT New York, Inc.	DE
NRT Relocation LLC	DE
NRT Settlement Services of Missouri, Inc.	DE
NRT Settlement Services of Texas, Inc.	DE
NRT Settlement Services, LLC	MD
NRT Sunshine Inc.	DE
NRT Texas Real Estate Services, Inc.	TX
NRT Texas, Inc.	TX
NRT The Condo Store Incorporated	DE
NRT Title Agency, LLC (joint venture)	DE
NRT Title Services of Maryland, LLC (joint venture)	DE
NRT Utah, Inc. (DE)	DE
O’Conor, Piper & Flynn Recreational and Social Club, Inc.	MD
Pacesetter Nevada, Inc.	NV
Pacific Access Holding Company, LLC	DE
Pacific Escrow Group, Inc.	CA
Pacific Properties Referrals, Inc.	HI
Patriot Settlement Services, LLC	DE
PHH Network Services S.A. de C.V.	Mexico
Platinum Title & Settlement Services, LLC (joint venture)	DE
Premier Settlement Services, LLC	DE
Prime Commercial, Inc.	UT
Processing Solutions, Inc.	TX
Professionals’ Title Company, LLC (joint venture)	DE
Progressive Holding Company (joint venture)	DE
Progressive Title Company, Inc.	CA
Providence Title Company	TX
Quality Title, LLC (joint venture)	OH
R.J. Young Company	CA
Real Estate Referral, Inc.	CT
Real Estate Referrals, Inc.	MD
Real Estate Services of Pennsylvania, Inc.	PA
Real Estate Services, Inc.	DE
Realogy Franchise Finance, Inc.	DE
Realogy Franchise Group, Inc.	DE
Realogy Global Services, Inc.	DE
Realogy Intellectual Property Holdings I, Inc.	DE

Realogy Intellectual Property Holdings II, Inc.	DE
Realogy Licensing, Inc.	DE
Realogy Operations, Inc.	CA
Realogy Services Group LLC	DE
Realogy Services Venture Partner, Inc.	DE
Realty Stars, Ltd.	IL
Referral Associates of Florida, Inc.	FL
Referral Associates of New England, Inc.	MA
Referral Network Inc.	TX
Referral Network, Inc. (FL)	FL
Referral Network, LLC	CO
Regency Title Company, L.L.C. (joint venture)	GA
Residential Title Agency, LLC (joint venture)	OH
Riverbend Title, LLC (joint venture)	DE
Rocky Mountain Settlement Services, LLC	DE
Scranton Abstract, LLC	DE
Secured Land Transfers, Inc.	PA
Security Settlement Services, LLC	DE
Signature Properties, Inc.	FL
Skyline Title, LLC (joint venture)	DE
Soleil Florida Corp.	FL
Sotheby’s International Realty Affiliates, Inc.	DE
Sotheby’s International Realty Licensee Corporation	DE
Sotheby’s International Realty Limited	UK
Sotheby’s International Realty Referral, LLC	DE
Sotheby’s International Realty UK Limited	UK
Sotheby’s International Realty, Inc.	MI
South Land Title Co., Inc.	TX
South-Land Title of Montgomery County, Inc.	TX
St. Joe Real Estate Services, Inc.	FL
St. Joe Title Services Inc.	FL
St. Joe Title Services, LLC	DE
St. Mary’s Title Services, LLC (joint venture)	NH
Summit Escrow	CA
Sunland Title, LLC	DE
Susquehanna Land Transfers, LLC (joint venture)	DE
TAW Holding, Inc.	TX
TBR Settlement Services, LLC	DE
Terramar Guaranty Title & Trust, Inc.	FL
Texas American Title Company	TX
Texas American Title Company of Austin	TX
Texas American Title Company of Corpus Christi	DE
The Corcoran Group Eastside, Inc.	NY
The DeWolfe Companies, Inc.	MA
The DeWolfe Company, Inc.	MA
The Four Star Corp.	CT
The Masiello Group Closing Services, LLC (joint venture)	NH

The Miller Group, Inc.	MD
The NRT Foundation, Inc. DE The Sunshine Group (Florida) Limited Partnership	DE
The Sunshine Group (Florida) Ltd. Corp.	FL
The Sunshine Group Limited Partnership	DE
The Sunshine Group, Ltd.	NY
Title Resource Group Affiliates Holdings, Inc.	DE
Title Resource Group Holdings, Inc.	DE
Title Resource Group LLC	DE
Title Resource Group Services Corporation	DE
Title Resources Guaranty Company	TX
Title Resources Incorporated	DE
Trust of New England, Inc.	MA
UK Relocation Receivables Funding Limited	UK
Valley of California, Inc.	CA
West Coast Escrow Closing Co.	CA
West Coast Escrow Company	CA
West Coast Valencia Escrow Company, Inc.	DE
William Orange Realty, Inc.	CT